UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 4, 1999

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

On November 5, 1999, Peoples Energy Corporation will commence presentations before security analysts wherein the company will discuss fiscal year 1999 results, the company's outlook and strategy and financial projections for fiscal year 2000 and selected financial projections concerning periods after fiscal year 2000. The company is filing this 8-K to give broad disclosure to such forward-looking information.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report.

Exhibit
Number       Description

  99        The following exhibit outlines the information to be presented by Peoples Energy Corporation to security analysts commencing on November 5, 1999.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Forward Looking Information. This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as business plans, expectations for future development and earnings growth, and other information not of a strictly historical nature. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: general U.S. and Illinois economic conditions; business and competitive conditions resulting from deregulation and consolidation of the energy industry; the timing and extent of changes in energy commodity prices and interest rates; adverse results in material environmental litigation; regulatory developments in Illinois and other states where the company does business; the company's success in identifying diversified energy projects on financially acceptable terms and successfully developing and operating such projects; the successful implementation of the company's new customer information system; and the ability of various vendors and others with whom the company interacts to complete Year 2000 readiness efforts in a timely manner that allows them to continue normal business transactions with the company without disruption. Some of the uncertainties that may affect future results are discussed in more detail in the company's Annual Report on Form 10-K on file with the SEC. All forward-looking statements included in this presentation are based upon information presently available, and the company assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION

(Registrant)

Dated: November 4, 1999	By: /s/ JAMES M. LUEBBERS

Name: James M. Luebbers
Title: Chief Financial Officer & Controller

EXHIBIT INDEX

Exhibit
Number       Description

  99        The following exhibit sets forth the information to be presented by Peoples Energy Corporation to security analysts commencing on November 5, 1999.

EXHIBIT 99

Forward-Looking Information

Map of City of Chicago

I. Midwest Energy Environment

  Market Share Competition
  Gas Usage for Electric Generation
  Electric Restructuring
  Strong Gas Prices

II. Regional M&A Activity

  AES/Cilcorp
  NiSource/Columbia Energy
  Dominion Resources/CNG
  DTE/MCN
  Dynegy/Illinova
  Unicom/Peco Energy
  Wisconsin Energy/WICOR

III. Vision for Peoples Energy 3-5 Years

  Leading Midwestern Energy Company
  Lines of Business Focus
  Value Creation for Shareholders

IV. Strengths

  Strategic Assets
  Management Team
  Balance Sheet
  Business Relationships
  Shareholder Return
  Customer Base

V. Existing Interstate Pipelines and Proposed Pipeline Projects

 Map of pipelines

VI. Three Part Strategy

  Enhance the Utilities
  Grow Diversified Businesses
  Pursue Strategic Alliances or Acquisitions
  Goals:
  Shareholder Value
  Earnings
  Dividends

VII. Consolidated Financial Highlights
  Fiscal Year Ended September 30, 1999
Operating Revenues (MM);	$1,194
Operating Income and Equity Investment Income (MM)	$164.9
Net Income (MM)	$92.6
Earnings Per Share	$2.61

  Fiscal Year Ended September 30, 1998
Operating Revenues (MM)	$1,133
Operating Income and Equity Investment Income (MM)	$158.8
Net Income (MM)	$79.4
Earnings Per Share	$2.25

VIII. Lines of Business

    Gas Distribution
    Power Generation
    Midstream Services
    Retail Energy Services
    Oil and Gas Production
    Other

IX. Gas Distribution Variations 1999 vs. 1998 ($MM)

Operating Revenues	$(3.0)

Operating Expenses

Pension Expense	6.8
Labor and Group Insurance	(4.3)
Bad Debt Expense	(1.5)
Computer Support Services	2.4
Depreciation	2.1
Other	(3.2)
2.3

Operating Income	$(5.3)

X. Earnings from Diversified Businesses for Fiscal 1999 ($MM)

Power Generation	$6.9
Midstream Services	9.0
Retail Energy Services	(3.6)
Oil and Gas Production	2.2
Other	(.2)
Operating Income and Equity Investment Income	14.3
Income Taxes and Financing	(7.2)
Net Income	$7.1

Percent of Peoples Energy Total Net Income	8%

XI. Road Map for Success

Map of U.S. and Peoples Energy Gas Supply Sources

XII. Gas Distribution
    Objectives
    Scale
    Technology
    Customer Focus
    Profit on Gas Supply

XIII. Gas Distribution
    Fiscal 2000 - 2002 Initiatives
    SureRead Installation
    90% of meters by end of 2000
    Eliminate Meter Readers
    Reduce Call Center Demand
    C-First Implementation and Enhancement
    Bad Debt Improvement
    Product Opportunities
    Continuous Improvement
    Enron Alliance For Gas Supply
    Performance-Based Rates

XIV. Power Generation
    Objective: > 1000MW Owner-Operator
    Fiscal 2000 - 2002 Initiatives
    Elwood Expansion
    Three Chicago Sites
    Regional Opportunities

XV. Proposed Calumet Power Site

Street Map of Proposed Facility and Surrounding Area

XVI. Midstream Services
    Objective: Primary Player in Midwest Market Center
    Fiscal 2000 - 2002 Initiatives
    Hub Services
    Transportation and Storage
    NYMEX Chicago Contract
    Title tracking
    Gas Peaking
    Expanded capacity
    New facility
    Wholesale Marketing
    Enron Venture
    Pipeline Activity
    Wilton Center (Enron)
    Wisconsin Pipeline
    Gas East

XVII. Peoples Gas Hub

Schematic of Mahomet Pipeline between Manlove Storage Complex and Premium Chicago City Market
    Pipelines and other facilities currently connecting to Mahomet Pipeline:
    NGPL
    ANR
    Midwestern
    Northern Border
    Trunkline
    NICOR
    PGL LP
    PERC NGL Peaking
    Planned connections:
    Alliance
    Tri-State
    Wisconsin Pipeline
    Vector

XVIII. Retail Energy Services
    Objective: Capture Critical Regional Market Share
    Fiscal 2000 - 2002 Initiatives
    Illinois Electric and Gas Unbundling
    Acquisitions/Alliances
    Proprietary Products
    Infrastructure Development
    ESCO's

XIX. Retail Energy Services Market Potential in Northern Illinois

Potential Annual Gross Margin

2000	$145
2001	$227
2002	$294

Potential Gross Margin to Peoples Energy

2000	$15
2001	$27
2002	$39

XX. Oil and Gas Production
    Objective: Top-Fifty Owner of U.S. Gas Reserves
    Fiscal 2000 - 2002 Initiatives
    Balanced growth
    Drilling program
    Operator capability

XXI. Gas Distribution
    Challenges for 2000
    C-first
    Employee Costs
    Project Development
    Competitive Compensation
    Depreciation
    Technology
    System Integrity
    Gas Deliveries
    Weather
    Average Use Per Customer
    Customer Growth

XXII. Diversified Energy Businesses
    Assumptions for 2000
    Power Generation
    Full year of Elwood availability
    Revenue recognition based on operation
    Midstream Services
    Hub Services
    Peaking and Wholesale Marketing
    Retail Energy Services
    Growth in Gas Margins
    Develop Electric Products
    Oil and Gas Production
    Drilling Program
    Reserve Acquisition

XXIII. Capital Spending
    1997
    Gas Distribution
    Diversified Businesses
    Total ≈ $100MM
    1998
    Gas Distribution
    Diversified Businesses
    Total ≈ $150MM
    1999
    Gas Distribution
    Diversified Businesses
    Total ≈ $200MM
    2000
    Likely
    Potential
    Total ≈ $250MM
    2001
    Likely
    Potential
    Total ≈ $300MM
    2002
    Likely
    Potential
    Total ≈ $350MM

XXIV. Capital Structure Balances at September 30
    1998
    Long-Term Debt 42%
    Common Stockholders' Equity 58%
    Total of $1.2 billion
    1999
    Long-Term Debt 40%
    Common Stockholders' Equity 60%
    Total of $1.3 billion
    2002
    Potential Ranges
    Long-Term Debt 30-50%
    Common Stockholders' Equity 50-70%
    Potential Total of $2 billion

XXV. Fiscal 2000 Outlook
    EPS Range $2.65 - $2.75
    Gas Distribution ROE Target of 12%
    No rate cases
    Diversified Energy Businesses
    12% to 16% of total earnings
    EBIT range $25 to $35 million

XXVI. Employees' Incentives for Growth
    Short-term Incentive Compensation Program for All Employees
    Long-term Incentive Compensation for Officers and Selected Managers
    Stock Ownership Requirement for Officers
    Approximately 10% of Stock Held by Employees

XXVII. Q & A

XXVIII. Video of Peoples Energy's New Commercials